UACSC 99-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 2/28/99


PRINCIPAL BALANCE RECONCILIATION                                            DOLLARS
                                                CLASS A-1        CLASS A-2         CLASS A-3        CLASS A-4           CLASS A-5
                                              -------------      -------------     -------------    -------------   -------------
Original Principal Balance                    58,925,000.00      60,250,000.00     75,800,000.00    36,450,000.00   44,488,594.18
Beginning Period Principal Balance            34,279,447.78      60,250,000.00     75,800,000.00    36,450,000.00   44,488,594.18
Principal Collections - Scheduled Payments     3,338,333.26                  -                 -                -               -
Principal Collections - Payoffs                3,015,424.84                  -                 -                -               -
Principal Withdrawal from Payahead                 1,040.14                  -                 -                -               -
Gross Principal Charge Offs                      432,944.06                  -                 -                -               -
Repurchases                                        4,673.41                  -                 -                -               -
                                              -------------      -------------     -------------    -------------   -------------
Ending Balance                                27,487,032.07      60,250,000.00     75,800,000.00    36,450,000.00   44,488,594.18
                                              =============      =============     =============    =============   =============


Certificate Factor                                0.4664749          1.0000000         1.0000000        1.0000000       1.0000000
Pass Through Rate                                   5.3630%            5.6250%           5.7500%           5.810%          5.960%



PRINCIPAL BALANCE RECONCILIATION                                     NUMBERS
                                                TOTAL CLASS A's
                                                --------------        ------
Original Principal Balance                      275,913,594.18        19,733
Beginning Period Principal Balance              251,268,041.96        18,557
Principal Collections - Scheduled Payments        3,338,333.26
Principal Collections - Payoffs                   3,015,424.84           296
Principal Withdrawal from Payahead                    1,040.14
Gross Principal Charge Offs                         432,944.06            35
Repurchases                                           4,673.41             1
                                                --------------        ------
Ending Balance                                  244,475,626.25        18,225
                                                ==============        ======


Certificate Factor                                   0.8860586
Pass Through Rate                                       5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                                   6,360,417.48
Interest Wired                                                    2,280,815.33
Withdrawal from Payahead Account                                      1,657.61
Repurchases (Principal and Interest)                                  4,845.96
Charge Off Recoveries                                                10,235.55
Interest Advances                                                    55,814.58
Certificate Account Interest Earned                                  21,670.33
Spread Account Withdrawal                                                    -
Class A Policy Draw for Class A Principal or Interest                        -
                                                                --------------
Total Cash Flow                                                   8,735,456.84
                                                                ==============

TRUSTEE DISTRIBUTION  (3/8/99)

Total Cash Flow                                                   8,735,456.84
Unrecovered Advances on Defaulted Receivables                        13,697.87
Servicing Fee (Due and Unpaid)                                               -
Interest to Class A-1 Certificateholders                            142,987.19
Interest to Class A-2 Certificateholders                            282,421.88
Interest to Class A-3 Certificateholders                            363,208.33
Interest to Class A-4 Certificateholders                            176,478.75
Interest to Class A-5 Certificateholders                            220,960.02
Principal to Class A-1 Certificateholders                         6,792,415.71
Principal to Class A-2 Certificateholders                                    -
Principal to Class A-3 Certificateholders                                    -
Principal to Class A-4 Certificateholders                                    -
Principal to Class A-5 Certificateholders                                    -
Insurance Premium                                                    24,719.20
Interest Advance Recoveries from Payments                            40,158.62
Unreimbursed draws on Class A's Policy for Class A Principal
      or  Interest                                                           -
Deposit to Payahead                                                   7,138.17
Certificate Account Interest to Servicer                             21,670.33
Payahead Account Interest to Servicer                                    63.20
Excess                                                              649,537.57
                                                                --------------
Net Cash                                                                     -
                                                                ==============


Servicing Fee Retained from Interest Collections                    209,390.03

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                             -
Beginning Balance                                                 3,247,993.69
Trustee Distribution of Excess                                      649,537.57
Interest Earned                                                      10,338.38
Spread Account Draws                                                         -
Reimbursement for Prior Spread Account Draws                                 -
Distribution of Funds to Servicer                                            -
                                                                --------------
Ending Balance                                                    3,907,869.64
                                                                ==============

Required Balance                                                  4,138,703.91

FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                 12,416,111.74
Beginning Balance                                                 8,059,068.20
Reduction Due to Spread Account                                   (659,875.95)
Reduction Due to Principal Reduction                              (305,658.71)
                                                                --------------
Ending Balance                                                    7,093,533.54
                                                                ==============

First Loss Protection Required Amount                             7,093,533.54
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                            11,034.39

POLICY  RECONCILIATION


Original Balance                                                275,913,594.18
Beginning Balance                                               249,464,845.29
Draws                                                                        -
Reimbursement of Prior Draws                                                 -
                                                                --------------
Ending Balance                                                  249,464,845.29
                                                                ==============

Adjusted Ending Balance Based Upon Required Balance             241,963,202.82
                                                                ==============
Required Balance                                                241,963,202.82


PAYAHEAD RECONCILIATION


Beginning Balance                                                    17,062.55
Deposit                                                               7,138.17
Payahead Interest                                                        63.20
Withdrawal                                                            1,657.61
                                                                --------------
Ending Balance                                                       22,606.31
                                                                ==============

CURRENT DELINQUENCY

                                               GROSS
    # PAYMENTS DELINQUENT       NUMBER        BALANCE          PRINCIPAL          INTEREST
    ---------------------       ------        -------          ---------          --------
1 Payment                         297      3,698,503.71        50,132.02         42,885.07
2 Payments                         98      1,229,879.18        33,820.99         28,898.47
3 Payments                         41        622,672.95        22,541.42         21,567.58
                                  ---      ------------       ----------         ---------
Total                             436      5,551,055.84       106,494.43         93,351.12
                                  ===      ============       ==========         =========

Percent Delinquent              2.392%            2.271%




DELINQUENCY RATE (60+)
                                                          RECEIVABLE
                                   END OF PERIOD         DELINQUENCY
   PERIOD          BALANCE         POOL BALANCE              RATE
   ------          -------         ------------              ----
Current          1,852,552.13       244,475,626.25           0.76%
1st Previous     1,711,416.01       251,268,041.96           0.68%
2nd Previous       734,978.30       257,510,531.15           0.29%


NET LOSS RATE

                                                                                                      DEFAULTED
                                                          LIQUIDATION                 AVERAGE         NET LOSS
   PERIOD                                BALANCE            PROCEEDS                 POOL BALANCE    (ANNUALIZED)
   ------                                -------            --------                 ------------    ------------
Current                                 432,944.06          10,235.55             247,871,834.11          2.05%
1st Previous                             89,012.01           5,053.68             254,389,286.56          0.40%
2nd Previous                             36,204.19             356.98             261,535,686.91          0.16%

Gross Cumulative Charge Offs            584,769.48                    Net Cumulative Loss Percentage
Gross Liquidation Proceeds               16,027.13                                                        0.21%
Number of Repossessions                         28
Number of Inventoried Autos EOM                 31

EXCESS YIELD TRIGGER
                                                             EXCESS YIELD
                      EXCESS           END OF PERIOD          PERCENTAGE
   PERIOD             YIELD            POOL BALANCE          (ANNUALIZED)
   ------             -----            ------------          ------------
Current             710,595.43        244,475,626.25             3.49%
1st Previous      1,311,627.81        251,268,041.96             6.26%
2nd Previous      1,387,820.04        257,510,531.15             6.47%
3rd Previous        611,309.44        265,560,842.66             2.76%



                                                  CURRENT
                                                   LEVEL    TRIGGER    STATUS
                                                   -----    -------    ------
Six Month Average Excess Yield                      N/A      1.50%      N/A

Trigger Hit in Current or any Previous Month                             NO







DATE:   3/4/99                   /s/ Ashley Vukovits
                                 ------------------------------
                                 ASHLEY VUKOVITS
                                 FINANCE OFFICER